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                                                                 EXHIBIT 10.10.1

                                December 13, 2002

Matthew Murphy
Nanosys Incorporated
2625 Hanover Street
Palo Alto, CA 94304

Re: Exclusive Patent License Agreement - Amendment One

Dear Matthew:

This Amendment adds the following M.I.T. Cases to the indicated Appendices of the M.I.T. - Nanosys Inc. Exclusive Patent License Agreement effective September 5, 2002 (Agreement):

     (1) Add to Appendix A:

     M.I.T. Case No. 8800, "Quantum Dots As Luminescent Temperature Probes, "by Alfred A. Barney, Moungi G. Bawendi, Daniel C. Nocera, Christina M. Rudzinski, Vikram C. Sundar and Glen W. Walker.

     (2) Add to Appendix B:

     M.I.T. Case No. 8366, "Polarization Label For Measuring The 3-Dimensional Orientation of Sub-Diffraction Limited Objects, "by Moungi G. Bawendi and Stephen Empedocles.

Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

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The Effective Date of this Amendment is Dec 13, 2002
                                        ________________.

Please indicate your acceptance of this First Amendment by countersigning this letter and returning it to M.I.T.

Massachusetts Institute of Technology       Nanosys Incorporated

By: /s/ Lita Nelson                         By: /s/ Matthew Murphy
    _________________________________           ________________________________

Name: Lita Nelson                           Name: Matthew Murphy
     _________________________________           _______________________________

Title: Director,                            Title: Vice President, I.P.
       Technology Licensing Office                ______________________________
      _______________________________

Date: 12/31/02                              Date: 12/19/02
     _________________________________           _______________________________